UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2015
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On February 10, 2015, First Niagara Financial Group, Inc. issued a press release announcing that Kate White had been promoted to Executive Vice President and Managing Director of Human Resources and Corporate Communications, and will join the company’s executive management team reporting to Gary M. Crosby, President and Chief Executive Officer.

The Company’s related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.    Description
99.1        Press release February 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: February 10, 2015	By:/s/ GREGORY W. NORWOOD
Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)

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